Exhibit 99.2

Recovco Due Diligence Review Narrative

NRMLT 2018-4

Recovco’s Report, which is to be made available to the Recipients by the Client, includes the loan level results of Recovco’s independent, third-party due diligence review conducted for the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1)  Type of assets that were reviewed.

Recovco Mortgage Management, LLC (“Recovco”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from October 2017 through September 2018 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2)	Sample size of the assets reviewed.

INITIAL POPULATION

Recovco was instructed to perform a review on a population totaling 281 seasoned non-performing mortgage loans (the “Review Population.”) Depending on the delinquency status of the mortgage loans, Recovco’s findings and other factors, the Client decided upon the best execution for the mortgage loans. The final securitization population consists 281 mortgage loans (the “Final Securitization Population”).

Within the final population, Recovco conducted the following reviews: Compliance Review (174 mortgage loans), Collection Comments Review (51 mortgage loans), Data Integrity Review (174 mortgage loans), Title Review (168 mortgage loans), Payment History Review (113 mortgage loans).

Compliance Reviews (174 Mortgage Loans in the Final Securitization Population):

From mortgage loans that ended up within the Final Securitization Population, Recovco originally selected a random sample of 108 mortgage loans for review and an additional population of 66 mortgage loans were added to the Compliance Review sample which consisted of (i) 7 state specific mortgage loans, (ii) 5 re-performing mortgage loans, (iii) 4 Texas loans and (iv) 50 mortgage loans that were previously non-performing . These additions increased the relevant Compliance Review population to 174 mortgage loans (the “Final Compliance Review Population”). which represented approximately 61.92% of the Final Securitization Population.

Compliance Reviews (174):

During the Review, Recovco performed a regulatory compliance review on 174 mortgage loans in the Final Securitization Population.

Collection Comment Review (51):

During the Review, Recovco performed a Collection Comment Review on 51 mortgage loans in the Final Securitization Population.

Data Integrity Review (174):

During the Review, Recovco performed a Data Integrity Review on 174 mortgage loans in the Final Securitization Population.

Title Lien Alert Review (168);

During the Review, Recovco performed a Title Lien Alert Review on 168 mortgage loans in the Final Securitization population.

Payment History Review (113):

During the Review, Recovco performed a Payment History Review on 113 mortgage loans in the Final Securitization Population.

FINAL SECURITIZATION POPULATION

After Recovco’s initial review was completed, the Client provided Recovco with a list of 281 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Recovco.

Review	Reviewed Total	% of Final Securitization Population
Compliance Population	174	61.92%
Collection Comment Population	51	18.15%
Data Integrity Population	174	61.92%
Title Lien Alert Population	168	59.79%
Payment History Population	113	40.21%

(3)	Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to Recovco to be consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4)	Quality or integrity of information or data about the assets: review and methodology.

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date

(5)    Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6)	Value of collateral securing the assets: review and methodology.

Not applicable.

(7)    Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Use of alternative data and documents: These are seasoned loans and wherever appropriate, alternative documentation was reviewed. For example, if no final HUD Settlement Statement or Truth in Lending Disclosure was present, preliminary HUD and/or TILA disclosures were reviewed.

Recovco reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I)   Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)         review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)      timing of initial and re-

disclosed TIL(s); c) Tolerances

(§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re- calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II)   Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7):

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed;

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III)  The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV)    The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions.

(VI)	Document Review

Recovco reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

•	Initial application (1003);
•	Sales contract;
•	Hazard and/or flood insurance policies;
•	Copy of note for any junior liens;

•	Appraisal;
•	Title/Preliminary Title;
•	Initial TIL;
•	Final 1003;
•	Final TIL;
•	HUD from sale of previous residence;
•	Initial and final GFE’s;
•	Changed circumstance documentation;
•	Final HUD-1;
•	Right of Rescission Disclosure;
•	Mortgage/Deed of Trust;
•	Note;
•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure;
•	Subordination Agreement;
•	FACTA disclosures;
•	Notice of Special Flood Hazards; and
•	Certain other disclosures related to the enumerated tests set forth herein.

(8)	Other: review and methodology.

Data Compare

Recovco captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Collection Comment Review

Recovco performed a review utilizing individual loan collection comment reports provided by the related servicer of the mortgage loans. During this review, Recovco sought to identify certain characteristics of the mortgage loan as evidenced by communication within the related servicer’s collection comments.

Title Review

The Client ordered lien alerts from a third-party vendor or third-party vendors. The title lien alert results were provided by the Client to Recovco for review. Recovco’s review is entirely reliant on the sufficiency of the data provided to it and Recovco makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

Payment History

Recovco performed a review utilizing individual loan payment histories provided by the related servicer of the mortgage loans. Recovco completed a 24-month payment history review detailing month-by-month cash flow analysis, delinquent history, and the amount of funds allocated to principal and interest.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Recovco conducted (i) a Compliance Review on 174 mortgage loans, (ii) a Data Integrity Review on 174 mortgage loans, (iii) a Collection Comment Review on 51 mortgage loans, (iv) a Title Review on 168 mortgage loans, (v) a Payment History Review on 113 mortgage loans. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 174 mortgage loans, 20 mortgage loans had a rating grade of “A / RA”, and 154 mortgage loans had a rating grade of “B / RB.”

Pursuant to the applicable NRSRO criteria, Recovco graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Multiple #*	Multiple %*	S&P #	S&P %*
A / RA	20	07.12%	20	07.12%
B / RB	154	54.80%	154	54.80%
C / RC	0	00.00%	0	00.00%
D / RD	0	00.00%	0	00.00%

* The grade definition is used by multiple rating agencies, including Moody’, Fitch, DBRS, and Morningstar.

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The summaries below detail the exceptions as noted in the Compliance Review and reflect only compliance EV2s or EV3s, as noted when conducting the Compliance Review. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Exceptions	Number of Exceptions
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)	132
* ComplianceEase TILA Test Failed (Lvl 2)	80
* Loan program disclosure missing or unexecuted (Lvl 2)	72
* Good Faith Estimate missing or unexecuted (Lvl 2)	70
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)	53
* Missing credit report (Lvl 2)	53
* Transmittal (1008) is Missing (Lvl 2)	51
* Final TIL Missing or Not Executed (Lvl 2)	40
* Missing Appraisal (Lvl 2)	39
* Application Missing (Lvl 2)	36
* Appraisal not dated (Lvl 2)	29
* Settlement date is different from note date (Lvl 2)	28
* Prepayment Rider Missing (Lvl 2)	26
* Right of Rescission missing or unexecuted (Lvl 2)	23
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)	18
* Missing Title evidence (Lvl 2)	12
* TIL not hand dated (Lvl 2)	11

* HUD-1 Closing Statement missing or unsigned (Lvl 3)	11
* Not all borrowers signed HUD (Lvl 2)	9
* Mortgage - Missing required ARM Rider (Lvl 2)	6
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)	5
* Condo / PUD rider Missing (Lvl 2)	3
* Mortgage missing / unexecuted (Lvl 2)	3
* Missing required 1-4 family rider (Lvl 2)	2
* Credit report >90 days old at closing (Lvl 2)	2
* Note is missing or unexecuted (Lvl 3)	1
* ROR not hand dated by borrower(s) (Lvl 2)	1
* Balloon Rider Missing (Lvl 2)	1
* Appraisal dated after closing (Lvl 2)	1
Grand Total	818

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 174 mortgage loans included within the Data Integrity population, 71 unique mortgage loans (40.80%) had data integrity variances. Some variances such as street and zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by Recovco. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Field Name	# of Mortgage Loans	% of Loans Count
Original Note Doc Date	30	17.24%
Subject Property Type	15	8.62%
Purpose of Transaction per HUD-1	10	5.74%
Original Appraised Value	9	5.17%
Servicing Look Back Days (Latest Mod. or Original Note)	4	2.30%
Original Stated P&I	4	2.30%
Occupancy at Origination (Property Usage Type)	1.0575%
Balloon Indicator (Latest Mod. or Original Note)	1.0575%
Number Of Units	1.0575%
Original Stated Rate	1.0575%
Borrower First Name	1.0575%
Property Address Street	1.0575%
Grand Total	91	100.00%

*Some loans may appear more than once due to multiple tape discrepancies, so this column may not add to a noted unique loan count.

COLLECTION COMMENT REVIEW SUMMARY

For the 51 mortgage loans in the Collection Comment Review, Recovco utilized individual loan collection comment reports provided by the related Servicer. The as of dates of these comments ranged between September 13, 2017 and October 31, 2018.  At the time of Recovco’s review, the status of the mortgage loans was noted as follows:31 mortgage loans were delinquent 120 days or less, 10 mortgage loans were in Bankruptcy (2 of which are current Bankruptcy), 4 mortgage loans were in a payment plan, 2 mortgage loans were in Foreclosure, and 4 mortgage loans were performing.

TITLE LIEN REVIEW SUMMARY

Recovco reviewed the findings in various title search reports provided by the Client to Recovco in order to confirm the lien position of the related mortgage. The Client ordered searches on 168 mortgage loans. The results showed 140 mortgage loans were in first lien position and 28 mortgage loans unable to confirm the lien position. For the 28 mortgage loans unable to confirm the lien position, the Client provided the final title policy at loan origination to be proof of a first lien position.

PAYMENT HISTORY REVIEW SUMMARY

For the 113 mortgage loans in the Payment History Review, Recovco utilized individual payment history reports provided by the related servicer. At the time of Recovco’s review, the status of the mortgage loans was noted as follows:3 mortgage loans were delinquent, 109 mortgage loans were current. and 1 mortgage loan was missing its payment history.

Within this population, 96 mortgage loans (84.96%) had no delinquencies during the look back period. Each of the remaining 17 mortgage loans (15.04%) had at least one-month missing during the look back period. The remaining 17 mortgage loans were comprised of 2 categories as follows:16 mortgage loans (14.16%) had complete payment history data and exhibited at least one delinquency during the lookback period and 1 mortgage loan (0.88%) was missing at least one month of payment history data but still exhibited at least one delinquency during the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans*
No Delinquency, No Missing Data (24 month look back)	96	84.96%
Delinquency, No Missing Data (24 month look back)	16	14.16%
Delinquency, At Least One Missing Month (24 month look back)	1	0.88%

*May not sum to 100% due to rounding.

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	Percentage of Loans
Fixed	0	00.00%
Adjustable	174	100.00%
Total	174	100.00%

Lien Position	Loan Count	Percentage of Loans
First	174	100.00%
Total	174	100.00%

Purpose	Loan Count	Percentage of Loans
Cash Out	56	32.18%
Purchase	92	52.87%
Refinance	25	14.37%
Unavailable	1	0.57%
Total	174	100.00%

Origination Term	Loan Count	Percentage of Loans
360	174	100.00%
Total	174	100.00%

Property Type	Loan Count	Percentage of Loans
Low Rise Condo (1-4 Stories)	14	8.05%
Manufactured Housing	3	1.72%
PUD	45	25.86%
Single Family	97	55.75%
Town House	4	2.30%
2-4 Family	11	6.32%
Total	174	100.00%